Exhibit 10.2

From:

[Bank Name]

To:

TRINSEO MATERIALS OPERATING S.C.A.

Email:

Date:           06 September 2017

Our Reference	:
USI Reference	:

FORM OF CROSS-CURRENCY RATE SWAP TRANSACTION CONFIRMATION

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.  This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement dated as of 31 August 2017, as amended and supplemented from time to time (the “Agreement”), between [Bank Name] (“Party A”) and TRINSEO MATERIALS OPERATING S C A (“Party B”) (the “Counterparty”). All provisions contained in or incorporated by reference in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Trade Date:	: 01 September 2017

Termination Date	: 03 November 2022, subject to No Adjustment.

Fixed Amounts 1

Fixed Rate Payer 1	: Party A

[RESTRICTED]	3138258N

Fixed Rate Payer 1 Currency Amount	: [Currency][Amount]

Fixed Rate Payer 1 Payment Date	: Early Payment - One (1) Business Days prior each Fixed Rate Payer Period End Date

Fixed Rate Payer 1 Period End Dates	: Semi-annually on the 3rd of May and November of each calendar year commencing on 03 May 2018 and ending on the Termination Date, subject to No Adjustment

Fixed Rate Payer 1 Initial Calculation Period	: From and including the Effective Date to but excluding 03 May 2018.

Fixed Rate	: [Insert Rate]% per annum

Fixed Rate Payer 1 Fixed Rate Day Count Fraction	: 30/360

Business Days	: New York and TARGET Settlement Day

Fixed Amounts 2

Fixed Rate Payer 2	: Party B

Fixed Rate Payer 2 Currency Amount	: [Currency][Amount]

Fixed Rate Payer 2 Payment Date	: Early Payment - One (1) Business Days prior each Fixed Rate Payer Period End Date

Fixed Rate Payer 2 Period End Dates	: Semi-annually on the 3rd of May and November of each calendar year commencing on 03 May 2018 and ending on 03 November 2022, subject to No Adjustment.

Fixed Rate Payer 2 Initial Calculation Period	: From and including the Effective Date to but excluding 03 May 2018.

Fixed Rate	: [Insert Rate]% per annum

Fixed Rate Payer 2 Fixed Rate Day Count Fraction	: 30/360

Business Days	: New York and TARGET Settlement Day

Initial Exchange

Initial Exchange Date	: 06 September 2017

Inital Exchange Amount	: [Currency][Amount]

-Party A will pay to Party B	: [Currency][Amount]

-Party B will pay to Party A	: [Currency][Amount]

Interim Exchanges	: Inapplicable

Final Exchange

Final Exchange Date	: Early Payment — One (1) Business Days prior the Termination Date

Final Exchange Amount	: [Currency][Amount]

-Party A will pay to Party B	: [Currency] [Amount]

-Party B will pay to Party A	: [Currency][Amount]

Calculation Agent	: Party A or as otherwise specified in the Agreement

Office(s):

The office of Party A for the Swap Transaction is

Account Details:

In [Currency]

[Bank Name]	: As per Standard Settlement Instruction, or as otherwise advised separately.

TRINSEO MATERIALS OPERATING S C A	: As per Standard Settlement Instruction, or as otherwise advised separately.

Account Details:

In [Currency]

[Bank Name]	: As per Standard Settlement Instruction, or as otherwise advised separately.

TRINSEO MATERIALS OPERATING S C A	: As per Standard Settlement Instruction, or as otherwise advised separately.

Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

[Bank Name]
Attention:
Telephone:
Fax:

Please direct all settlement inquiries to:

[Bank Name]
Attention:
Telephone:
Fax:

[Bank Name]

By:
Name: [Name of Authorized Individual]

TRINSEO MATERIALS OPERATING S C A

By:

Name:
Title:

Please quote your trade reference here: